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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report  (Date of earliest event reported) September 10, 1998

                         MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


     GEORGIA                           0-13198                38-0811650
(State of other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


                1021 West Birchwood, Morton, Illinois     61550
              (Address of principal executive offices)  (Zip Code)

                                 (309-266-7176)
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS

        On September 10, 1998, Morton Industrial Group, Inc. (the "Company") announced that its common stock has commenced trading on the National Association of Securities Dealers Automated Quotation SmallCap Market (Nasdaq) under the symbol MGRP. The Company's stock was previously quoted on the Bulletin Board under the same symbol.

        On September 14, 1998, Morton Industrial Group, Inc. announced that Daryl R. Lindemann, in an expansion of responsibilities, has become Vice President of Business Development and Acquisitions and that Thomas D. Lauerman has joined the Company as Vice President of Finance.







ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 99.1 Press release dated September 10, 1998.

        Exhibit 99.2  Press release dated September 14, 1998.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORTON INDUSTRIAL GROUP, INC.


Date:  September 17, 1998             By: /s/ William D. Morton
                                          -----------------------
                                              William D. Morton

                                              Chairman, Chief Executive
                                              Officer and President


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                     INDEX TO EXHIBITS




EXHIBIT NO.                DESCRIPTION

99.1                       Press release dated September 10, 1998

99.2                       Press release dated September 14, 1998